SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.   )


Filed by the Registrant [ X ]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)
(2))

[X] Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12


                                BURKE MILLS, INC.
                             ----------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                                       ---
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

                                       N/A

        2) Aggregate number of securities to which transaction applies:

                                      N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A

        4) Proposed maximum aggregate value of transaction:

                                      N/A

        5) Total fee paid:

                                      N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

        1) Amount Previously Paid:

                                      N/A

        2) Form, Schedule or Registration Statement No.:

                                      N/A

        3) Filing Party:

                                      N/A

        4) Date Filed:

                                      N/A

-------------------------------------------------------------------------------
                               BURKE MILLS, INC.
-------------------------------------------------------------------------------








                         Notice of 2005 Annual Meeting

                                      and

                                Proxy Statement



















-------------------------------------------------------------------------------

                               BURKE MILLS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                      2005

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

        The 2005 annual meeting of the shareholders of Burke Mills, Inc. ("the Company") will be held at the executive offices of the Company, 191 Sterling Street N.W., Valdese, North Carolina, at 2:00 P.M. on Tuesday, May 17, 2005, for the following purposes:


        (1) To elect seven directors to serve until the next annual meeting of the shareholders and until their successors shall be elected and shall qualify.

        (2) To transact such other business as may properly come before the meeting or any adjournments thereof.


        The close of business on March 30, 2005 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at said meeting.

        Management hopes all shareholders can attend this meeting. Whether or not you expect to be present, you are requested to date and sign the enclosed proxy and return it promptly in the enclosed envelope. The proxy will be returned to any shareholder who attends the meeting and requests such return.



                                        By order of the Board of Directors
                                        Pender R. McElroy
                                        Secretary of Burke Mills, Inc.

April 8, 2005

                        ----------------------------------
                                PROXY STATEMENT
                        ----------------------------------


                             Annual Meeting of the
                       Shareholders of Burke Mills, Inc.
                            to be held May 17, 2005
                        -------------------------------

SOLICITATION AND REVOCATION OF APPOINTMENT OF PROXY
---------------------------------------------------
        The enclosed appointment of proxy is solicited by the Board of Directors of Burke Mills, Inc. ("the Company"). It is revocable upon receipt of written notice of revocation by the Secretary of the Company at any time before it is exercised. If the enclosed appointment of proxy is signed and returned, the shares covered by the appointment will be voted at the meeting (and all adjourned sessions).

        The cost of soliciting appointments of proxy will be borne by the Company, and such costs are not expected to exceed an amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers, who will carry out any solicitations to be made, which amount is not expected to exceed $5,000.00.

        The mailing address of the principal executive offices of the Company is:

                        Burke Mills, Inc.
                        Post Office Box 190
                        Valdese, North Carolina 28690

        The approximate date on which the proxy statements and proxy cards are first sent or given to shareholders is April 15, 2005.


VOTING RIGHTS
-------------
        The holders of stock of the Company on March 30, 2005 are the only shareholders entitled to notice of and to vote at the annual meeting of shareholders on May 17, 2005 and at any adjournments thereof. On March 30, 2005 (the record date) there were 2,741,168 shares of stock outstanding and entitled to vote. Each share of stock is entitled to one vote.

VOTING PROCEDURES
-----------------
        If a majority of the shares of the Company issued and outstanding are present at the meeting in person or by proxy, a quorum will exist.

        Each shareholder entitled to vote shall have the right to cast one vote per share outstanding in the name of such shareholder (a) on the motion before the body or (b) as to election of directors, for each nominee for each directorship to be filled. For a motion to pass, the votes cast in favor of the motion must exceed the votes cast against the motion. Directors are elected by a plurality of the votes cast; the nominees with the largest number of votes will be elected up to the maximum number of directors to be elected (which is seven).

        Votes by proxy will be tabulated by Wachovia Bank, National Association, the stock transfer agent for the Company. The votes by proxy will be cast at the meeting by the proxy holders. Any shareholder may vote in person at the meeting if no appointment of proxy has been made or if the appointment is revoked. Votes will be tabulated by the secretary of the Company.

        Under North Carolina law and under the articles of incorporation and bylaws of the Company, abstentions and broker non-votes have no effect since a majority of the votes cast will carry a motion and directors are elected by a plurality of the votes cast.


SUBSTANTIAL SHAREHOLDERS
------------------------
        As of March 21, 2005 the following persons are the only persons known to the Company to be the beneficial owners of more than five percent of the common stock of the Company (the only voting securities of the Company):

Title of     Name and Address of         Amount and Nature of         Percent
Class        Beneficial Owner            Beneficial Ownership         of Class
---------    ------------------------    --------------------         ----------
Common       Naseus, Inc.                1,443,329 shares              52.7%
Stock        Flat 72, Building 383       (Direct)
             Road 1912
             Manama Town 319, Bahrain

Common       Humayun N. Shaikh           1,443,329 shares              52.7%
Stock        Nafees Cotton Mills, Ltd.   (Indirect)
             Ismail Aiwan-i-Science
             Shahrah-i-Jalaluddin Roomi
             Lahore - 54600, Pakistan

Title of     Name and Address of         Amount and Nature of         Percent
Class        Beneficial Owner            Beneficial Ownership         of Class
---------    ------------------------    --------------------         ----------
Common       Robert E. Bell, III,        232,200 shares                8.47%
Stock        Administrator CTA of        (Indirect)
             the Estates of
             Robert E. Bell, Jr.
             and Andrea G. Bell
             P.O. Box 3007
             Hickory, NC 28603

        The shares beneficially owned by Humayun N. Shaikh are shares owned of record by Naseus, Inc. Naseus, Inc., a Panamanian corporation, holds 1,443,329 shares of the Company's stock. Naseus, Inc. is a holding company for business interests and does not conduct any active operations. Mr. Humayun Shaikh is the owner of all the stock of Naseus, Inc.

        The Company is informed and believes that Robert E. Bell, Jr. and Andrea
G. Bell, husband and wife, owned 232,200 shares of the Company's common stock as joint tenants with the right of survivorship. On August 31, 2003, Mr. and Mrs. Bell died simultaneously in a plane crash. The Company is informed and believes that 116,100 shares of said stock are now held by Robert E. Bell, III, Administrator CTA of the Estate of Robert E. Bell, Jr., and 116,100 shares are held by Robert E. Bell, III, Administrator CTA of the Estate of Andrea G. Bell.

        The Company is informed and believes that as of March 22, 2005 Cede & Co. held 1,113,413 shares of the Company (40.6%) as nominee for Depository Trust Company, 55 Water Street, New York, New York 10004, that Cede & Co. and Depository Trust Company both disclaim any beneficial ownership thereof, and that such shares are held for the account of numerous other persons, no one of whom is believed to beneficially own five percent or more of the common stock of the Company, except for the stock owned by the Administrator, CTA of the Estates of Robert E. Bell and Andrea G. Bell.


ELECTION OF DIRECTORS
---------------------
        Seven directors are to be elected at the annual meeting of shareholders to be held on May 17, 2005. Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

        The enclosed proxy will be voted in favor of the election of the following nominees as directors:

                                                Amount (Shares)
                                                and Nature of
    Name                        Principal       Beneficial          Percent
(Age)(Year lst Elected)         Occupation      Ownership           of Class
-----------------------------   -------------   -----------------  ------------
Humayun N. Shaikh               Chairman of     1,443,329              52.7%
(62)    (1978)                  the Company     (Direct and
                                                 Indirect)

Thomas I. Nail                  President of    7,000                   0.26%
(57)    (2000)                  the Company     (Direct)

William T. Dunn                 Retired         4,800                   0.18%
(71)    (1996)                                  (Direct)

Robert P. Huntley               Chairman,       5,000                   0.18%
(67)    (1993)                  Secretary       (Direct)
                                and Treasurer,
                                Timber Ridge Lumber Co.
                                Hickory, NC

Robert T. King                  Retired         0                       0.0%
(78)    (2001)

Richard F. Byers                Executive Vice  1,000                   0.0%
(66)    (2001)                  President of the Company

Aehsun Shaikh                   Director,       0                       0.0%
(32)    (1999)                  Azard Nine Limited
                                Lahore, Pakistan


        All nominees are incumbents.

        "Direct" ownership means ownership as record owner. "Indirect" ownership means beneficial ownership other than as record owner.

        Mr. Humayun Shaikh serves as Chairman Emeritus of Azgard Nine Limited (formerly known as Legler-Nafees Denim Mills, Ltd.) (engaged in the manufacture and sale of denim fabric and garments and production and sale of yarn) of Lahore, Pakistan. Previously and for more than the past five years he served as director of that company and of Nafees Cotton Mills, Ltd. Until 1994 he was a director of Colony Textile Mills, Ltd. (engaged in spinning and weaving of yarn and dyeing and printing of fabric) and of National Security Insurance Co., Ltd. (engaged in the writing of property and casualty insurance) both of Lahore, Pakistan, and so served for more than the five years prior to 1994. Mr. Shaikh devotes approximately 75% of his time to the management of the

Company. Mr. Shaikh served as President of the Company from January 1981 until May 1992, when he became Chairman.

        Mr. Nail was appointed on May 15, 2000, and now serves as, President and Chief Operating Officer of the Company. Prior to that time, Mr. Nail was Vice President-Finance of the Company, having assumed that office a second time in June 1997. From March 1994 to June 1997, Mr. Nail was Chief Financial Officer, Secretary and Treasurer of Alba Waldensian, Inc., Valdese, NC, a manufacturer of women's intimate apparel and health products. From September 1987 to March 1994, Mr. Nail was Vice President-Finance of the Company. Prior to 1987, Mr. Nail held accounting and controller positions with several companies.

        Mr. Huntley serves as Chairman and Secretary of Timber Ridge
Lumber Company, Inc., a supplier of hardwood lumber to the furniture industry. Mr. Huntley has served in this capacity since 1996. He also has business interests in other areas including real estate. Mr. Huntley is licensed as a certified public accountant. Mr. Huntley is a member of the board of directors of United Community Bancorp, a public company having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

        Mr. Dunn is retired. From 1978 to 1986 Mr. Dunn was Executive Vice President and a member of the Board of Directors of E. F. Hutton and Company, having responsibility for trading, marketing, research and syndication of all fixed income products to institutional clients. From 1986 to 1991 Mr. Dunn was Senior Managing Director with Bear Stearns and Company. From 1991 until January 1995 Mr. Dunn was Managing Director of PaineWebber, Inc. In these latter two positions, Mr. Dunn had responsibility for trading, marketing, research and syndication of fixed income products to institutional clients in the international market.

        Mr. King is retired. From 1952 to 1969 Mr. King was President and part owner of Collins Yarn Processing, Inc. in Hickory, NC, a dye house. From 1969 to 1985, Mr. King was manager of the dye house division of the yarn division of Collins & Aikman, Inc. in Hickory, NC.

        Mr. Byers is Executive Vice President of the Company, having been appointed to that position on May 15, 2000. Prior to then Mr. Byers was Vice President-Sales of the Company, having assumed that office in December 1978. Mr. Byers served as production control manager of the Company from 1968 to December 1978.

        Mr. Aehsun Shaikh is a director (a management position) of Azgard Nine Limited (formerly known as Legler-Nafees Denim Mills, Ltd.) since 1999. Mr. Shaikh is the son of Humayun Shaikh, Chairman of the Board of the Company.

        The Board of Directors of the Company met twice during the fiscal year ended January 1, 2005. Mr. Aehsun Shaikh attended none of those meetings. Mr. Humayun Shaikh attended one of those meetings by speakerphone.

BOARD COMMITTEES
----------------
        The Board of Directors of the Company has two standing committees - Audit and Compensation.

        The Audit Committee is established in accordance with Title 15, U.S. Code, Section 78(c)(58)(A). Mr. Huntley, Mr. Dunn and Mr. King serve on the Audit Committee. The Audit Committee met twice during the last fiscal year. The duties of the Audit Committee are to review the work of the Company's auditors and to confer with the auditors on matters concerning the annual audit. The Board of Directors of the Company has adopted a written charter for the Audit Committee. A current copy of the charter is available to security holders on the Company's web site at www.burkemills.com. A copy of the charter is included as an appendix to the Company's proxy statement. Management believes that the members of the Audit Committee of the Company are independent as defined by Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers.

        Mr. Huntley, Mr. Dunn and Mr. Shaikh serve on the Compensation Committee. The Compensation Committee did not meet during the last fiscal year. The duties of the Compensation Committee are to review, and advise the board on, the compensation of the Chairman and Chief Executive Officer of the Company and the other executive officers of the Company.

AUDIT COMMITTEE FINANCIAL EXPERT
--------------------------------
        The Board of Directors of the Company has determined that the Board's Audit Committee has at least one Audit Committee financial expert serving on the Committee. The name of that expert is Robert P. Huntley. Mr. Huntley is independent as said term is defined in Rule 4200(a)(14) of The Marketplace
Rules of the National Association of Securities Dealers.

AUDIT COMMITTEE REPORT
----------------------
        The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended January 1, 2005.

        The Audit Committee has discussed with the independent auditors of the Company the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as it may be modified or supplemented.

        The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

        Based on the review and discussions specified above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended January 1, 2005.

        The members of the Audit Committee are:

                                        Robert P. Huntley
                                        William T. Dunn
                                        Robert T. King

NOMINATING COMMITTEE
--------------------
        The Board of Directors does not have a standing Nominating Committee. The Board is of the view that it is appropriate for the Company not to have such a committee in view of the fact that the size of the Board of Directors (seven members) is relatively small, there has historically been relatively little turnover on membership of the Board of Directors. If and when a new member of the Board of Directors becomes necessary, all board members will have input into the nomination decision.

COMMUNICATIONS TO THE BOARD
---------------------------
        It is the policy of the Company that any communication from a shareholder of the Company addressed to a member of the board and sent to the office of the Company will be promptly sent directly to such board member by management of the Company.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL MEETINGS
----------------------------------------------
        The Company does not have a policy with regard to attendance by board members at annual meetings. Mr. Humayun N. Shaikh and Mr. Aehsun Shaikh were absent from the annual meeting of shareholders held on May 18, 2004.

STOCK OWNED BY OFFICERS
-----------------------
        As of March 22, 2005, the common stock of the Company (the only class of equity securities of the Company) beneficially owned by the chief executive officer, Humayun N. Shaikh, by the three most highly compensated executive officers other than Mr. Shaikh, and by all officers and director nominees as a group is as follows:

                                 Amount (Shares)
                                   and Nature of                  Percent
Name/Group                      Beneficial Ownership              of Class
-----------------               ---------------------            ----------
Humayun N. Shaikh                      1,443,329                    52.7%
Chairman and CEO                        Indirect

Thomas I. Nail                             7,000                    0.26%
President and COO                         Direct

Richard F. Byers                           1,000                    0.00%
Executive Vice President                  Direct

William E. Singleton                           0                      ---
Vice President-Manufacturing

All officers and director             1,461,129                     53.3%
nominees as a group                  (Direct and
(9 persons)                           Indirect)


EXECUTIVE OFFICERS OF THE COMPANY
---------------------------------
        All executive officers of the Company are serving until the next annual meeting of directors and until their successors have been duly elected and qualified. The current officers of the Company, in addition to Humayun N. Shaikh, Thomas I. Nail and Richard F. Byers, are as follows:

        William E. Singleton (age 55) is Vice President-Manufacturing of the Company. Mr. Singleton began employment with the Company on June 20, 2000 as Vice President-Manufacturing. Prior to that time, Mr. Singleton was a superintendent with Grover Industries, Inc. in Grover, NC (a yarn manufacturer and dyer) for three years, a general manager with Doran Textiles, Inc. in Shelby, NC (a manufacturer of yarn, a weaver and a yarn dyer) for three years. Prior to that time, Mr. Singleton was a superintendent of dyeing at J. P. Stevens Co. in Greenville, South Carolina, and a technical manager with M. Lowenstein and Co. in Lyman, South Carolina.

        Pender R. McElroy (age 64) is Secretary of the Company, having assumed that office in April 1981. Mr. McElroy is a member of the law firm of James, McElroy & Diehl, P.A., Charlotte, NC, legal counsel for the Company.

        Michael B. Smith (age 47) is Assistant Secretary of the Company, having assumed that office in May 1985. Mr. Smith has been employed by the Company as a cost accountant since 1978.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------
        All plan and non-plan compensation awarded to, earned by, or paid to the chief executive officer, Humayun N. Shaikh, Thomas I. Nail and Richard F. Byers for the past three fiscal years is shown in the following table:

                           SUMMARY COMPENSATION TABLE

                              Annual Compensation
                            ----------------------

Name and                                          Other Annual     All Other
Principal Position       Year   Salary    Bonus   Compensation     Compensation
-------------------------------------------------------------------------------
Humayun N. Shaikh       2002    $210,000   0         $258               0
Chairman and CEO        2003    $210,000   0         $396               0
                        2004    $210,000   0         $258               0

Thomas I. Nail          2002    $150,000   0         $912               0
President and COO       2003    $150,000   0         $900               0
                        2004    $150,000   0         $7,278             0

Richard F. Byers        2002    $104,988   0         $615               0
Executive Vice          2003    $104,988   0         $609               0
President               2004    $104,988   0         $1,546             0

        There is no executive officer of the Company other than those named above whose total annual salary and bonus exceeded $100,000 for the last completed fiscal year.

        The category of Other Annual Compensation for Mr. Shaikh, Mr. Nail and Mr. Byers represents the annual premium on group life insurance for each of them on the amount in excess of $50,000 of coverage and the nonbusiness portion of use of a company owned automobile by Mr. Nail and Mr. Byers.

        The Company has no long-term compensation arrangements with its executive officers. The Company maintains no defined benefit or actuarial plan. The Company maintains a 401(k) Plan of which all eligible employees are participants.

        Directors who are employed by the Company are not compensated for services as directors. Directors not employed by the Company receive compensation for board service of $2,000 per quarter, payable at the end of the quarter, and $1,000 for each board meeting and each committee meeting (if such committee meeting is not combined with or occurs on a day when there is no board meeting). Mr. Humayun

Shaikh receives reimbursement for actual travel expenses incurred while traveling for the Company.

        William T. Dunn, Robert P. Huntley and Humayun N. Shaikh served as members of the Compensation Committee of the Board during 2004. Mr. Shaikh is Chairman and CEO of the Company.

        The policy of the Board of Directors for compensation of the Chief Executive Officer and the other executive officers has been and is to compensate those officers at a level as close to what the Board believes is competitive in the textile industry for companies of comparable size and geographic location (the piedmont area of North and South Carolina).

        The members of the Compensation Committee of the Company are:

                                        William T. Dunn
                                        Robert P. Huntley
                                        Humayun N. Shaikh


TRANSACTIONS WITH RELATED PARTIES
---------------------------------
        The Company pays Nafees Cotton Mills, Ltd. (Nafees) $24,000 annually toward the expense of maintaining and operating an office for the Company in Pakistan. The Company may from time to time purchase yarn from Nafees. During the fiscal year ended January 1, 2005, the Company has not purchased yarn from Nafees. As of March 15, 2005, it is not known whether the Company will purchase additional yarn from Nafees, although such purchases could reasonably be anticipated. Mr. Humayun N. Shaikh and Mr. Aehsun Shaikh are directors of Nafees Cotton Mills, Ltd., and Mr. Humayun N. Shaikh and his family control a majority of the stock of Nafees.

COMPARATIVE SHAREHOLDER RETURN
------------------------------
        The graph which follows compares the yearly percentage change in the Company's cumulative shareholder return on its common stock with the cumulative total return of (a) all United States companies traded on the NASDAQ stock market and (b) thirteen companies traded on the NASDAQ stock market which carry NASDAQ Standard Industrial Classification (SIC) Code 22, being companies producing textile mill products (which is an index published by the Center for Research in Security Prices of the University of Chicago Graduate School of Business, Chicago, Illinois.) A list of the thirteen companies will be provided to any shareholder upon written request.

[Explanation of graph for purposes of electronic filing with the Securities and Exchange Commission. Original graph not filed electronically.]

        The performance graph shows dollar figures from $0 through $210 along the left side of the graph. Along the base of the graph, the starting point is December 31, 1999, and the graph is divided into five main segments, each representing the Company's fiscal years from 2000 through 2004, and each of the five segments is divided into 12 sections representing the twelve months of the year. There are four lines on the graph:

(1) One line is a level undeviated line over the five-year period which begins and ends at the $100 level.

(2) There is a solid line showing the total returns index for Burke Mills, Inc.

(3) A broken line showing the total returns index for all the U.S. companies on the NASDAQ stock market.

(4) Another broken line showing the total returns index for thirteen NASDAQ stocks carrying the NASDAQ standard industrial classification code 22.

The legend on the graph indicates as follows:
                                     Legend

CRSP Total
Returns            12/31/99  12/29/00  12/28/01  12/29/02    1/2/04    1/1/05
Index for:         --------  --------  --------  --------   -------   -------
----------
Burke Mills, Inc.   100.0      24.1      24.3      38.6       57.9      71.7

NASDAQ Stock
Market (U.S.        100.0      60.3      48.8      33.4       49.5      53.8
Companies)

NASDAQ Stock
(SIC 2200-2299      100.0     117.6     119.4      89.4      143.9     204.6
U.S. Companies)
Textile mill products

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.00 on December 31, 1999.

STOCK OPTIONS
-------------
        No officer or director of the Company was granted, exercised or realized any stock appreciation rights, options or warrants during the fiscal year ended January 1, 2005.


DISCRETIONARY AUTHORITY
-----------------------
        The proxy being solicited confers, and the holders of each proxy shall have, discretionary authority to vote with respect to any of the following matters:

(1)     Matters of which the Company did not have notice by March 16, 2005.

(2) In the case in which the Company has received timely notice in connection with an annual meeting of shareholders, if the Company includes in the proxy statement advice on the nature of the matter and how the Company's proxy holders intend to exercise their discretion to vote on each matter. There are certain stipulations on the right to discretionary voting authority on such matters spelled out in Rule 14A-4I(2) of the Rules of the Securities and Exchange Commission.

(3) Approval of the minutes of the prior meeting but such approval shall not amount to ratification of the action taken at that prior meeting.

(4) The election of any person to any office for which a bona fide nominee is named in the proxy statement and such nominee is unable to serve or for good cause will not serve.

(5) Any proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Rules of the Securities and Exchange Commission.

(6)     Matters incident to the conduct of the meeting.


INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------
        It has been the custom of the Company for the Board of Directors to select the independent public accounting firm for the Company each year at its annual meeting following the annual meeting of shareholders. Therefore, no accounting firm is being recommended to or selected at this annual meeting of shareholders. BDO Seidman, LLP is the independent public accounting firm for the Company and has audited the books of the Company for the fiscal year ended January 1, 2005. It is expected that a representative from BDO Seidman, LLP will be present at the annual shareholders meeting. That representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

CHANGES IN INDEPENDENT PUBLIC ACCOUNTANTS
-----------------------------------------
        In late September 2003, Cole, Samsel & Bernstein LLC of Lodi, New Jersey, the independent public accountants engaged for many years by the Company as the principal accountant to audit the Company's financial statements gave notice to the Company that the firm would be resigning as the independent public accountants for the Company. The reason stated for the impending resignation was that Cole, Samsel & Bernstein LLC is declining to serve as the independent public accountants for companies with securities registered with the Securities and Exchange Commission. The Audit Committee and management of the Company engaged BDO Seidman, LLP as the new independent public accountants for the Company on January 15, 2004.

        The report of Cole, Samsel & Bernstein LLC on the financial statements of the Company for either of the past two fiscal years did not contain an adverse opinion nor a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and during the subsequent interim periods preceding the resignation of the accounting firm, there were not any disagreements with the former accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        Neither the Audit Committee of the Board of Directors nor the Board of Directors of the Company recommended any change in the accounting firm for the Company.

        During the Company's two most recent fiscal years and the subsequent interim periods preceding the resignation of the accounting firm, the accounting firm did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist; the accounting firm did not advise the Company that any information had come to the attention of the accounting firm that lead it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management; the accounting firm has not advised the Company of the need to expand significantly the scope of its audit nor that information has come to the attention of the accounting firm during the stated time period that, if further investigated, might (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and there was no connection between the resignation of the accounting firm and the scope of the audit or further investigation of the accounting firm; the accounting firm has not advised the Company that any information has come to the attention of the accounting firm that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the satisfaction of the accounting firm, would prevent it from rendering an unqualified audit report on those financial statements), and there was no issue to be resolved to the satisfaction of the accounting firm prior to its resignation.

        Attached to this proxy statement is a letter addressed to the Securities and Exchange Commission from Cole, Samsel & Bernstein, LLC, provided to the Company, stating that Cole, Samsel & Bernstein, LLC agrees with the statements made by the Company in this proxy statement.


AUDIT FEES
----------
        During the fiscal year ended January 3, 2004, the aggregate fees billed by Cole, Samsel & Bernstein, LLC, the independent public accounting firm then retained by the Company, for review of the Company's Forms 10-Q filed for the first, second and third quarters of said fiscal year were $19,000.00.

        For the fiscal year ended January 3, 2004, BDO Seidman, LLP was the independent public accounting firm retained by the Company to audit the Company's annual financial statements for that fiscal year. The fees billed for such services by BDO Seidman, LLP were $45,000.00.

        For the fiscal year ended January 1, 2005, BDO Seidman, LLP is the independent public accounting firm retained by the Company to audit the Company's annual financial statements for that fiscal year and to review financial statements included in the Company's Forms 10-Q. The anticipated fees to be billed for such services by BDO Seidman, LLP are $64,600.00.


AUDIT RELATED FEES
------------------
        No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of the Company's financial statements which are not reported in the section above entitled "Audit Fees."


TAX FEES
--------
        No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant of the Company for tax compliance, tax advice or tax planning.


ALL OTHER FEES
--------------
        In the fiscal year ended January 3, 2004, BDO Seidman, LLP billed the Company $6,000.00 for review and preparation of federal and state income tax returns and $5,200.00 for a financial statement audit of the Company's 401(k) Plan.

        For the fiscal year ended January 1, 2005, it is anticipated that BDO Seidman, LLP will bill the Company $6,300.00 for review and preparation of federal and state income tax returns and $5,500.00 for a financial statement audit of the Company's 401(k) plan.

        The Company was billed $23,900.00 by PricewaterhouseCoopers, LLP for conversion to United States Generally Accepted Accounting Principles of the audit financial statements of Fytek, S.A.de C.V. ("Fytek"), a Mexican corporation in which the Company owns 49.8% of the stock and 50% of the voting control, attributable to the fiscal year of Fytek ended December 31, 2003. There will be no audit of the Fytek financial statements for the fiscal year ended December 31, 2004 since Fytek operations were terminated during that fiscal year.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------
        Except as stated below, to the knowledge of the Company, all directors, officers and beneficial owners of more than ten percent of the common stock of the Company and other persons required to do so file did file on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934. William T. Dunn had three late filings on Form 4, all for sales transactions:
(a) one transaction on November 26, 2004 was reported on Form 4 filed December 17, 2004; (b) one transaction on December 15, 2004 was reported on Form 4 filed December 22, 2004 and refiled as amendments on January 3, 2005 and January 30, 2005; and (c) one transaction on December 20, 2004 was reported on Form 4 filed January 3, 2005.


PROPOSALS OF SHAREHOLDERS
-------------------------
        Any proposals of shareholders intended to be presented at the 2006 annual meeting of the shareholders, now scheduled for May 16, 2006, must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than January 1, 2006. Any matter submitted as a shareholder proposal will be considered untimely if presented after January 1, 2006. Any such proposal must be received at the principal executive offices of the Company.

FORM 10-K
---------
        THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT
ON FORM 1O-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 1, 2005. SUCH REQUEST SHOULD BE DIRECTED TO THOMAS I. NAIL, BURKE MILLS, INC., P. O. BOX 190, VALDESE, NORTH CAROLINA 28690.

                          COLE, SAMSEL & BERNSTEIN LLC
                          Certified Public Accountants







                                 March 24, 2004


Securities and Exchange Commission
Washington, DC 20549




Re: Burke Mills, Inc.


Dear Sir/Madam:

        Please be advised that our firm has reviewed the section from the proxy statement of Burke Mills, Inc., entitled "Changes in Independent Public Accountants," which proxy statement is to be filed with the SEC in connection with the annual meeting of shareholders of Burke Mills, Inc. on May 18, 2004. We are in agreement in all respects with the disclosures as contained in said section.

                                 Sincerely yours,

                                 s/Howard Bernstein

                                 By: Howard Bernstein
                                 Cole, Samsel & Bernstein LLC

HB/ay
Enc.









72 Essex Street*Lodi*NJ 07644*(201) 368-9300*FAX:(201) 368-9069*www.csbcpas.com

                                    CHARTER
                             OF THE AUDIT COMMITTEE
                              OF BURKE MILLS, INC.


ORGANIZATION

This charter governs the operations of the Audit Committee of the Board of Directors ("the Board") of Burke Mills, Inc. ("the Company"). The committee shall review and reassess the charter at least annually and obtain approval of the Board for any changes. The committee shall be appointed by the Board and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.


STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate approach to quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The committee shall have authority and responsibility to evaluate and, where appropriate, recommend to the Board replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board of the AICPA. Annually, the committee shall review and recommend to the Board the selection of the Company's independent auditors.

The committee shall discuss with management and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report to the Securities and Exchange Commission on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall keep the Board informed of all material and significant issues being considered and decided by the committee including, without limitation, any issues related to the annual audit, the independent auditors, the annual report, all reports to the Securities and Exchange Commission and all issues and matters related to the financial and accounting operations and systems of the Company.

                                        Approved and adopted by the
                                        Audit Committee of Burke Mills, Inc.
                                        effective June 14, 2000



                                          s/Robert P. Huntley
                                        -----------------------------------
                                        Robert P. Huntley
                                        Member, Audit Committee



                                          s/William T. Dunn
                                        ----------------------------------
                                        William T. Dunn
                                        Member, Audit Committee

           [Specimen of proxy card for purposes of electronic filing with the Securities and Exchange Commission]

                                BURKE MILLS, INC.

                              APPOINTMENT OF PROXY

                  Annual Meeting of Shareholders, May 17, 2005

        The undersigned shareholder hereby appoints Humayun N. Shaikh, Chairman of the Board of the Company, Thomas I. Nail, President of the Company, and Richard F. Byers, Executive Vice President of the Company, with full power of substitution, the lawful attorneys, agents and proxies of the undersigned to vote all shares of Burke Mills, Inc. held by the undersigned with respect to
the election of directors, at the   Annual Meeting of its shareholders to be
held at 2:00 P.M. on May 17, 2005, at the executive offices of the Company in Valdese, North Carolina, and all adjourned sessions thereof, with all the powers the undersigned would possess if personally present at such meeting, and upon the following matters:

        1. The election of the following persons who will be nominated to serve as directors:

                Humayun N. Shaikh      Robert P. Huntley       Richard F. Byers
                Thomas I. Nail         William T. Dunn         Aehsun Shaikh
                                       Robert T. King

        INSTRUCTIONS: You May Withhold Authority To Vote For Any Nominee By Lining Through Or Otherwise Striking Out The Name Of Any Nominee. If You Execute This Proxy In Such A Manner As Not To Withhold Authority To Vote For The Election Of Any Nominee, This Proxy Shall Be Deemed To Grant Such Authority.

        2. Such other business and matters as may be brought before the meeting or any adjournments thereof, including any matters which are not known or anticipated a reasonable time before the solicitation.

        The shares represented by this proxy will be voted as directed by the shareholder. If the person solicited specifies that authority to vote for a nominee for director be withheld, the shares will be voted in accordance with such specification. If no direction is given, the shares will be voted FOR all nominees for director. To be voted, the proxy must be received prior to the meeting.

        This Appointment of Proxy Confers Upon the Holders Discretionary Authority To Vote On The Matters Specified In The Proxy Statement Under The Heading "Discretionary Authority."

        This Appointment of Proxy is Solicited By The Board of Directors Of The Company.

                                        Dated: ____________________, 2005


                                        _______________________________________
                                        Signature of Shareholder

                            (Please Sign exactly as name appears on this proxy.
                             Executors, Trustees, etc. should give full title).